SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 16, 2003

                         CALIFORNIA INDEPENDENT BANCORP
               (Exact Name of Registrant as Specified in Charter)
   California                     0-26552                        68-0349947
(State or Other           (Commission File Number)             (IRS Employer
Jurisdiction of                                              Identification No.)
 Incorporation)


        1227 Bridge St., Suite C                             95991
             Yuba City, CA                                 (Zip Code)
(Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (530) 674-6000

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          99.1 Press release dated April 16, 2003.


Item 9. Other Regulation FD Disclosure/Results of Operations and Financial Condition (Item 12)

The purpose of this current report on Form 8-K is to disclose that California Independent Bancorp issued a press release on April 16, 2003 announcing its unaudited financial results for the three-month periods ended March 31, 2003 and 2002. The press release under this Item 9 is being furnished to meet the requirements of Item 12 of Form 8-K.

                                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CALIFORNIA INDEPENDENT BANCORP

Date: April 17, 2003                      By:    /s/Kevin R. Watson
                                                 -------------------------
                                          Name:  Kevin R. Watson
                                          Title: Chief Financial Officer /
                                                 Corporate Secretary
                                                 (Principal Financial and
                                                 Accounting Officer)